BIONIK LABORATORIES

Advanced robotic products for sufferers of neurological impairment

Investor Presentation
January 2017

Legal Disclaimer

This presentation contains forward-looking statements relating to future events or the future financial performance and operations of Bionik. Forward-looking statements, which involve assumptions and describe Bionik's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Bionik's public filings, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Bionik and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Further information regarding these and other risks, as well as other information about the Company, is described from time to time in the Company's filings with the SEC, which can be accessed at www.sec.gov. Bionik is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Overview

OTCQX:BNK
L

- Founded in 2011 (Toronto)
  - Primary program exoskeleton assistive technology (ARKE)
- Acquired Interactive Motion Technologies (Boston) April 2016
  - Founded in 1998 by two MIT preeminent leaders in robotics technology
  - **MIT designed, industry leading patented technology**
- Proprietary product portfolio with **3 commercial products** with **regulatory (FDA) clearance** and 4 development programs
- $25 million in cumulative sales across 20 countries historically focused on research and university channels
- Most comprehensive clinical evidence/results – **in > 200 peer reviewed journals testing > 1000 patients**
- Entered into **late-stage negotiations with Tier-1 ODM in Taiwan** to optimize manufacturing and enhance Bionik's R&D into new iterations and **products for Asian markets**
- Immediate focus on **growing revenues** of commercial products and bringing **new products to market**

Our Goal

To be the leading robotic medical technology company offering complete neurologic impairment solutions from hospital to home

- Substantial year-over-year revenue growth to profitability in 5 years
- Grow organically through innovative internal product development
- Further grow through partnerships, licensing, and acquisitions
- Optimize use of compelling clinical data for product marketing and reimbursement

Bionik Investment Highlights



Large and Growing Patient Treatment Indications
Emergence of Rehabilitation Robotics Category
Advanced Platform Technologies for Upper and Lower Extremity in Market Currently
Extensive Clinical Data Supporting Efficacy and Cost Savings
Deep Product Pipeline to Leverage Existing Technology Platform

BIONIK LABORATORIES

Stroke is a Global Epidemic

US Healthcare spend for stroke by age to 2030



18-44 years
45-64 years
65-79 years
80+ years
Total

Global stroke incidence per 100,000 people*



Incidence

Key Challenges

- #1 Cause of serious, long-term disability worldwide
- Globally **16 Million** new patients annually - will double by 2030 and double again by 2050

Key Healthcare Trends

- Effective treatments required as reimbursement shifts to patient outcomes rather than volumes
- Robots being adopted to provide more effective treatments for patients and greater operational efficiencies to healthcare systems

Source: Global and regional burden of stroke during 1990–2010: findings from the Global Burden of Disease Study 2010; 18 January 2014, Volume 383, No. 9913
Source: Forecasting the Future of Stroke in the United States; Stroke; August 2013, Volume 44, Issue 8

Bionik Robots Improve Outcomes vs. Conventional Therapies


Conventional

- Focuses on habitual movement – repetition of a few functional motor skills
- Treatment protocols are non-reproducible
- Difficult to quantify true recovery
- Low intensity - 25 to 45 movements per session


Bionik Robots

- Focuses on reducing impairment — neural plasticity and remapping of pathways
- Reproducible to advanced clinical research standards
- Bionik EVAL™ software quantifies true recovery
- High intensity - **over 1000 movements /** session

Products Commercially Available Today



InMotion ARM™

- Designed to rehabilitate stroke patients with upper body neurological limitations
- Interactive technology that continuously adapts and challenges the patient's ability
- Allows the clinician to efficiently deliver personalized intensive sensorimotor therapy



InMotion WRIST™

- Can overcome hypertonicity in even severely impaired neurologic patients
- Can be used by clinicians as a stand-alone treatment option or in addition to the InMotion ARM



InMotion HAND™

- Add-on option to the InMotion ARM capable of continuously adapting to the needs of eac patient
- Provides assist-as-needed grasp and release training with flexible positioning

Development Products



- ARKE Lower Body Exoskeleton – For Clinic and Home
  - Clinic model provides lower extremity rehabilitation for the neurotically impaired during inpatient stay
  - Home model provides assistance for the mobility impaired, in both the healthcare (neuro) and consumer (the aged) channels
  - Cloud analytics through strategic partnership with IBM
  - Sensors throughout the device sense body movement and trigger motion
  - Intuitive tablet interface – learning curve for therapists is very low
- InMotion ANKLEBOT™
  - Exoskeletal robotic system using the same design principles in upper extremity rehabilitation
  - Designed in close collaboration with the Newman Laboratory for Biomechanics and Human Rehabilitation at MIT
  - Currently available in multiple clinics for research in the U.S.
- InMotion HOME
  - Upper body stroke technology redesigned and adapted for use in the home
  - Extends the continuum of care from the hospital to the home
- Gait Trainer (MIT Skywalker)
  - New product candidate for gait in development by Hermano Krebs at MIT

Robust Product Portfolio

Product	Development	Pre-Clinical	Clinical	In Market	Milestone
InMotion ARM					In Market
InMotion HAND					In Market
InMotion WRIST					In Market
InMotion AHW V2					Commercial Launch Q2 '17
InMotion ANKLEBOT					File FDA Clearance Q2 '17
ARKE Lower Body Exoskeleton					Complete 2.1 Clinical Testing Q1 '17
InMotion HOME					Commercial Launch 2018
Gait Trainer (MIT Skywalker)					Advance development 2017

Bionik Robots Clinically and Economically Proven

Clinical Validation

Technology developed by Dr. Hermano Krebs and Dr. Neville Hogan – leaders in medical robotics*

- Over **200 published papers** reviewing Bionik's products
- Over **1000 patients** studied in clinical trials at prestigious academic and clinical sites
- Demonstrated **clinical and economically significant results** compared to conventional therapy
- Studies meet the highest standards of scientific rigor – independent, randomized, controlled trials

Economic Validation

Veteran Affairs Healthcare System clinical trial using Bionik's Products*

- 25% reduction in healthcare expenses at 36 weeks
  - Robot treated group consumed fewer healthcare resources
  - Reduced outpatient visits
  - Reduced readmissions
- VA study a strong indicator for widespread clinical adoption

http://newmanlab.mit.edu/people/

*An Economic Analysis of Robot-Assisted Therapy for Long-Term Upper-Limb Impairment After Stroke" Todd Wagner, Journal of the American Heart Association, Vol. 42 No. 9 September 2011

The Bionik Advantage

InMotion technology **assists the healthcare provider** to:

- Treat based on neuro science principles, not only functional movements
- Delivers progressive “assist-as-needed” individualized treatment plans
- Precisely reproducible and measureable treatment protocols
- Provides high intensity treatment
- Documents patient progress
- Treat multiple patients at same time

Powerful clinical evaluation tool, also suitable for advanced clinical research applications – Biomarker for stroke*

Circle Evaluation Test

Measures range of motor coordination, joint independence and coordinated movement planning

Point to Point Evaluation

Measures control of change in acceleration, speed, accuracy, and movement coordination



25 July
7 August
10 October



Source:"Robotic Measurement of Arm Movements After Stroke Establishes Biomarkers of Motor Recovery" Stroke journal of AHA January 2014, Volume 45, Issue 1

This is a Big Opportunity

BIONIK LABORATORIES

	2017	2018		2018	2020	
	InMotion Clinic 	InMotion Home 		ARKE Clinic 	ARKE Home 	
US Units	1,620	225,000		540	30,000	
Europe Units	1,620	225,000		540	30,000	
ROW Units	4,860	450,000		1,620	60,000	
ANNUAL UNITS	8,100	900,000		2,700	120,000	
Average Selling Price	$125 K	$4.5 K		$75 K	$50 K	
TOTAL ADDRESSABLE ANNUAL MARKET (TAM)	$1 B +	$4 B =	$5 B	$200 M +	$6 B =	$11 B

13

BIONIK

Stroke

JOURNAL OF THE AMERICAN HEART ASSOCIATION

- Referencing Bionik's clinical trials, AHA's Stroke Division assigned **highest recommendation** level for robot assisted therapy for upper extremity motor rehabilitation of moderate to severe stroke patients

U.S. Department of Veterans Affairs

- VA stroke rehabilitation guidelines recommend robot assisted therapy for upper extremity motor rehabilitation:
  - VA Objective: "Develop and implement robot-assisted interventions as standard clinical practice for patients who have suffered neurological injury due to conditions such as stroke, spinal cord injury or multiple sclerosis"

Source: American Heart Association Scientific Statement Published in Stroke Miller et al. (2010) 41:2402-2448
Dept. of Veterans Affairs and Dept. of Defense. Management of Stroke Rehabilitation Working Group. "VA/DoD Clinical Practice Guideline for the Management of Stroke Rehabilitation, Guideline Summary." Washington, D.C.: Government Printing Office, October (2010) Vers. 2.0, p. 37 URL: . VA Research and Development Strategic Plan 2009-2014

Robot Assisted Training for the Upper Limb after Stroke (RATULS)

- Landmark UK study: Largest study ever conducted with robotics for rehabilitation
- Funded by the research arm of the National Health Service (NHS), the largest and oldest single-payer healthcare system in the world
- Exclusively uses Bionik's upper body products

*"This is currently the best available technology for robot assisted training for patients with moderate to severe upper limb impairment post stroke. It has CE medical approval and is supported by an infrastructure for production, distribution and maintenance."**

RATULS - Three arm randomized controlled trial designed to determine whether robot assisted training improves upper limb function post stroke compared to enhanced upper limb therapy or conventional therapy

720 subjects across four study centres in United Kingdom

Primary outcome:

- Upper limb function measured by the Action Research Arm Test (ARAT)

Secondary outcomes

- Upper limb impairment (Fugl-Meyer Test)
- Activities of daily living (Barthel ADL Index)
- Quality of life (Stroke Impact Scale, EQ-5D-5L)
- Adverse events including upper limb pain (numerical rating scale)

*Robot Assisted Training for the Upper Limb after Stroke: Study Protocol Version 3; August 2, 2016

U.S. Installations and High Profile Customers and Partnerships


Indiana University Health
Northeast Health
St Peter's Health Partners
Albany Medical College
BRAINTREE
BURKE
DMC
DETROIT MEDICAL CENTER
UNIVERSITY OF UTAH
HEALTH CARE
RANCHO LOS AMIGOS
Rancho Los Amigos
Sister Kenny Institute
Riley Children's Hospital
Cleveland Clinic
John Hopkins
Cardinal Hill Hospital
Baptist Medical System
Texas State University
Burke Rehabilitation Center
BAPTIST
WELLSTAR.
Memorial
Neuroscience Center
Baptist Health
South Florida

InMotion Robots Installed in 20 Countries



Oulu Hospital
Finland
Northumbria Healthcare NHS
Trust with Newcastle University
UK
Schön Klinik Hospital
Germany
McGill University
Canada
Clinque Les
Trois Soleils
France
Guttman
Institute
Spain
Fondazione Salvatore
Italy
Italy
Bambino Gesu Hospital
Italy
MyungJi Choon Hye Hospital
South Korea
Chungnam National University
Hospital
Chonbuk National
Hospital
South Korea
Nanakuri Sanitorium
Japan
Queen Elizabeth
Hospital
Hong Kong
Chang Gung University
Taiwan
Cardinal Santos Medical
Center
Philippines
Rede de Reabilitação Lucy
Montoro Hospital
Brazil
Australian
NeuroRehabilitation Institute
Australia

Bionik Expects to Lead the Market



Access
In-home products
Broad product range
Leverage clinical data
Innovative revenue models
S&M and distribution infrastructure
Manufacturing & Asian Channel Strategy
Hocoma
Cyberdyne
ReWalk
Tyro Motion
RehaTek
Indigo
Ekso
Myomo
Bionik
UK Study (2018)
Bionik
Commercial strategies
to expand access
BIONIK
LABORATORIES
Outcomes (Clinical Data)

Sales Strategy

- U.S.-based sales team with four regional sales managers
- Team has decades of successful track record selling high tech capital solutions into the rehab marketplace and are comfortable working "hands on" with therapists and patients
- In Asia and Europe, we will secure strong distribution partners and manage those relationships through our international sales managers

Capital Sale (CAPEX)

- Many hospitals still prefer to purchase equipment through their capital* expenditure budgetary process
- Challenge for Bionik is the long lead times and risk associated with this procurement method

Lease/Rent

- Much shorter lead times
- Partner with financial institution to receive cash payment upfront for length of term
- Allows customers to upgrade to new model at end of term
- Service and warranty for life of agreement
- Avoids lengthy capital approval cycles

Revenue Share**

- Partner with outpatient stroke treatment centers and install devices at no cost to the center
- Rapid growth to Bionik's install base
- No upfront cost to center
- Avoids lengthy capital approval cycles
- Center responsible for real estate, patient flow, and management
- Profitable even at low patient throughput*

*An average stroke rehabilitation robot has a cost of goods of $28,000, and would generate revenues of approximately $100,000 per year (assuming 30% revenue share, 4 patients a day, 48 working weeks and $300 per hour billed to the patient).; ** It may not be legal to share revenues in all US states.

Growth Strategy


MIT Technology
In-House R&D
Strategic Partners
Licensing / Acquisitions
University Networks
Expanded and Focused Development Programs

- Building sales and distribution channels
- Building new revenue models
- Securing strategic investors and partners in key markets
- Building pipeline organically and through licensing/acquisitions
- Leveraging MIT relationships to expand product portfolio

Management Team

- **Peter Bloch, CPA, CA – Chief Executive Officer**
  - Over 25 years of executive management experience with proven track record of building public and private technology companies. Former CFO and joint Interim CEO of Sanofi Canada, CFO of Intellivax, Gennum TSX:GNM (n/k/a Semtech NASDAQ:SMTC), Just Energy (NYSE/TSX:JE); and Founder of Tribute Pharmaceuticals
- **Hermano Igo Krebs, Ph.D., M.S. – Chief Science Officer**
  - Pioneer in the design, development, clinical use and research of robots used to administer rehabilitation therapy to patients with neurological injury. Principal Research Scientist and Lecturer at the Massachusetts Institute of Technology
- **Tim McCarthy – Chief Commercialization Officer**
  - Experienced commercial leader in medical and healthcare technology. Top-producing and results-oriented leader with 20+ years of accomplishments in developing commercial strategies for medical technology companies, building world class global organizations and growing multimillion-dollar revenues
- **Michal Prywata – Co-Founder and Chief Operating Officer**
  - Biomedical engineering experience with a track record of winning technology showcases and developing technologies that address significant and untapped markets
- **Jules Fried – VP, U.S. Operations**
  - Serial entrepreneur, having built and led a two-time Inc. 500 capital equipment manufacturer as a founding management team member. Founder and member of the Board of Directors of First Commons Bank. Former partner in the law firm of McDermott, Will & Emery
- **Leslie N. Markow, CPA, CA, CPA (Illinois) C.Dir – Chief Financial Officer**
  - Over 25 years of finance/accounting leadership experience. Former CFO of SunOpta (NASDAQ: STKL)

Board and Advisors Strengthen Capabilities

Board of Directors

- **Dr. Robert Hariri**
  - Independent Director
  - Chairman, Founder, Chief Scientific Officer, and former Chief Executive Officer of Celgene Cellular Therapeutics; Board member of Myos Corporation and Provista Diagnostics
- **Marc Mathieu**
  - Independent Director
  - Chief Marketing Officer of Samsung North America; Former Senior Vice President of Global Marketing at Unilever; Chairman and Co-Founder of We&Co
- **Peter Bloch, CPA, CA**
  - Chairman and Chief Executive Officer
- **Hermano Krebs, Ph.D., M.S.**
  - Chief Science Officer
- **Michal Prywata**
  - Co-Founder and Chief Operating Officer

Key Advisors

- **Neville Hogan, Ph.D., M.S, M.E.**
  - Sun Jae Professor of Mechanical Engineering, Professor of Brain and Cognitive Sciences, and Director of the Newman Laboratory for Biomechanics and Human Rehabilitation at MIT
- **Andre Jacques Auberton-Herve**
  - Clinical Trial Advisor & Investigator; Clinical Investigator, Centre for Rehabilitation Research, Clinical Epidemiology, Ottawa Hospital Research Institute
- **Dr. Edward Lemaire**
  - Clinical Trial Advisor & Investigator; Clinical Investigator, Centre for Rehabilitation Research, Clinical Epidemiology, Ottawa Hospital Research Institute

Financial Snapshot - OTCQX: BNKL

Stock Ticker Symbol	OTCQX: BNKL
Market Capitalization as of January 26, 2017	$67.45 M
Shares Outstanding*	96.4 M
Warrants at exercise price of $1.40	16.4 M
Warrants at exercise price of $0.80	1.2 M
Cash as of September 30, 2016	$1.7 M
Amount received in grants to date	$2.5 M

**Includes exchangeable shares*

Execution of Near-Term Priorities Expected to Drive Value

- Focus on revenue generation and market expansion
- Launch of AHW Version 2 InMotion product line
- Funding through strategic investors/partners in key markets
- Advance development products through to commercialization
- Further expand product portfolio through acquisitions/licensing
- Uplist to National Exchange

Investment Summary

- **Proprietary robotics product line** focused on stroke rehabilitation and assistive technology solutions
- Positioning to lead emerging market addressing **$11 billion addressable market**
- Proven clinical evidence differentiates product portfolio and puts Bionik in a **leading position for reimbursement**
- In late-stage discussions with Tier-1 ODM in Taiwan to **optimize manufacturing and enhance Bionik's R&D Asian markets**
- Executing robust strategy to **propel Bionik to next phase of growth**

BIONIK LABORATORIES

Phone
+1.416.640.7887

IR Contact
jtc@jenenethomascommunications.com

Headquarters
483 Bay Street, Office N105
Toronto, ON M5G 2C9
Canada